SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Date  of  Report  (Date  of  earliest  event  reported)     FEBRUARY  13,  2001

                           FULL  MOON  UNIVERSE,  INC.
                           ---------------------------
            (Exact  name  of  registrant  as  specified  in its charter)

         WASHINGTON                  001-01337               91-0684860
         ----------                  ---------               ----------
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)            Identification No.)


             1645 NORTH VINE STREET  -  9TH  FLOOR, HOLLYWOOD, CA 90028
             -----------------------------------------------------------
                    (Address  of  principal  executive  offices)

Registrant's  telephone  number,  including  area  code          (323)  468-0599

                                          N/A
                                          ---
          (Former  name  or  former  address, if changed since last report)

ITEM  5.  OTHER  EVENTS

The $1,875,000 secured note payable to Albert M. Zlotnick has been modified to extend the due date of the $500,000 payment to February 19, 2001. The note had been previously modified extending the original due date of the $500,000 payment from January 31, 2001 to February 10, 2001 and modified again to extend the date to February 13, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FULL  MOON  UNIVERSE,  INC.


Date:     February  13,  2001

     /s/ Charles Band
By:  ---------------------------
       Charles  Band,  President